UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-08266

Exact name of registrant as specified in charter:	The India Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103

Registrant’s telephone number, including area code:	1-866-839-5205

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2014

Item 1 - Reports to Stockholders.

The Report to Shareholders is attached herewith.

The India Fund, Inc.

Annual Report

December 31, 2014

Letter to Shareholders

Dear Shareholder,

We present this Annual Report which covers the activities of The India Fund, Inc. (the “Fund”) for the year ended December 31, 2014. The Fund’s investment objective is long-term capital appreciation, which the Fund seeks to achieve by investing primarily in the equity securities of Indian companies.

Approval of Elimination of the Interval Fund Structure

Effective February 3, 2014, shareholders voted to eliminate the Fund’s Interval Structure, of a fundamental policy of the Fund which governed the semi-annual repurchase offers.

Cash Tender Offer

On March 7, 2014, the Fund announced that in accordance with its cash tender offer (the “Offer”) to purchase up to 15% of the Fund’s outstanding shares of common stock, which expired at 11:59 p.m. New York City time on April 3, 2014 (the “Expiration Date”), the Fund accepted 5,240,267 properly tendered shares, representing 15% of the Fund’s outstanding shares, at a price per share of $24.4314 (the “Purchase Price”). The Purchase Price was equal to 98% of the Fund’s net asset value “NAV” per share as of the close of regular trading on the New York Stock Exchange (the “NYSE”) on April 4, 2014. In the Offer, 15,332,556 shares, or 43.89% of the Fund’s outstanding shares, were validly tendered and not withdrawn prior to the Expiration Date. Accordingly, under final proration, the Fund accepted for payment approximately 34.18% of the shares validly tendered in the Offer. Following the repurchase of properly tendered shares, the Fund had 29,694,848 shares outstanding.

Fund Organization Update

Following an extensive due diligence process and cost benefit analysis undertaken in coordination with the Fund’s investment manager, tax advisors, and legal counsels in the U.S., India and Mauritius, the Board of Directors (the “Board”) has determined to transition the branch operations from Mauritius and conduct operations directly from the U.S. As a result, the Fund will no longer receive the benefits under the double taxation treaty between India and Mauritius. In making this decision, the Board considered that any future benefits obtained by the Fund under its current structure would be limited in light of the long-term buy-and-hold investment strategy of Aberdeen Asset Management Asia Limited (the “Investment Manager”) and would not outweigh the continued costs of operating the Mauritius branch. The Fund estimates the annual cost savings to be about $421,000. This transition remains subject to certain regulatory and tax authority approvals in India and Mauritius.

Total Return Performance

For the year ended December 31, 2014, the total return to shareholders of the Fund based on the “NAV” of the Fund, net of fees, was 33.6%, assuming reinvestment of dividends and distributions, versus a return of 23.9% for the Fund’s benchmark, the MSCI India Index1. The Fund’s total return for the year ended December 31, 2014 is based on the reported NAV on period end.

Share Price and NAV

For the twelve-month period ended December 31, 2014, based on market price, the Fund’s total return was 37.8%, assuming reinvestment of dividends and distributions. The Fund’s share price increased 29.1% over the twelve-month period, from $20.00 on December 31, 2013 to $25.81 on December 31, 2014. The Fund’s share price on December 31, 2014 represented a discount of 10.0% to the NAV per share of $28.67 on that date, compared with a discount of 12.7% to the NAV per share of $22.92 on December 31, 2013.

Targeted Discount Policy

The Fund’s targeted discount policy seeks to manage the Fund’s discount, under which the Fund buys back shares of common stock in the open market at times when the Fund’s shares trade at a discount of 10% or more to NAV. With the approval of the elimination of the semi-annual repurchase offers, the Board of Directors agreed to review the targeted volume-weighted average discount after a two-year period commencing from the completion of the Offer. If a 10% or less volume-weighted average discount is not attained over the two-year period, the Board may, but is not obligated to, consider other actions that may be effective to address the discount. The targeted discount policy, which became effective upon the elimination of the Fund’s interval structure, extended the Fund’s prior open market repurchase policy. During the years ended December 31, 2014 and December 31, 2013, the Fund repurchased 87,567 shares and 1,230,086 shares, respectively, under the open market repurchase policy.

Portfolio Holdings Disclosure

The Fund’s complete schedule of portfolio holdings is included in the Fund’s semi-annual and annual reports to shareholders.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s most recent Form N-Q is also available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-866-839-5205.

The India Fund, Inc.

Letter to Shareholders (concluded)

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-866-839-5205 and (ii) on the SEC’s website at http://www.sec.gov.

Investor Relations Information

As part of our ongoing commitment to provide information to our shareholders, I invite you to visit the Fund on the web at www.aberdeenifn.com. From this page, you can view monthly fact sheets, portfolio manager commentary, distribution and performance information, updated daily fact sheets courtesy of Morningstar®, and view portfolio charting and other timely data.

Please visit Aberdeen’s award-winning Closed-End Fund Talk Channel, where you can watch fund manager web casts and view our latest short films. For replays of recent broadcasts or to register for upcoming events, please visit Aberdeen’s Closed-End Fund Talk Channel at www.aberdeen-asset.us/aam.nsf/usClosed/aberdeentv.

Please ensure that you are enrolled in our email services, which feature timely news from Aberdeen portfolio managers located around the world. Enroll today at www.aberdeen-asset.us/aam.nsf/usclosed/email and be among the first to receive the latest closed-end fund news, announcements of upcoming fund manager web casts, films and other information.

Included within this report is a reply card with postage paid envelope. Please complete and mail the card if you would like to be added to our enhanced email service and receive future communications from Aberdeen.

Please contact Aberdeen Asset Management, Inc. by:

•	calling toll free at 1-866-839-5205 in the United States
•	emailing InvestorRelations@aberdeen-asset.com
•	visiting Aberdeen Closed-End Fund Center at http://www.aberdeen-asset.us/aam.nsf/usclosed/home or
•	visiting www.aberdeenifn.com

Yours sincerely,

Alan R. Goodson

President

All amounts are U.S. Dollars unless otherwise stated.

[1]

The MSCI India Index is designed to measure the performance of the large and mid cap segments of the Indian market. With 73 constituents, the index covers approximately 85% of the Indian equity universe. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

The India Fund, Inc.

Report of the Investment Manager (unaudited)

Market review

Indian equities, as measured by the MSCI India Index, climbed sharply over the 12-month period ended December 31, 2014, largely on the back of national election-related optimism. Investors initially were subdued as a depreciation of some emerging market currencies had a negative impact on the broader asset class. In our opinion, the Reserve Bank of India’s (RBI) January 2014 interest rate hike did not improve the situation. However, speculation that a leadership change was imminent sparked an enthusiasm for Indian stocks, which continued following the landslide victory in May of the business-friendly Bharatiya Janata Party (BJP), led by Narendra Modi, who assumed the office of prime minister. Equities rose sharply in a protracted rally, driven by expectations that Modi would usher in a new investment cycle and overhaul the country’s crucial yet dismal infrastructure. The exuberance faltered slightly in the third quarter of the year as escalating tensions in the Middle East and the prospect of higher U.S. interest rates had a negative impact on the market. However, the BJP’s victories in two pivotal state elections, which encouraged Modi to press ahead with much-anticipated reforms, revived investor sentiment. In our view, investors appeared to succumb to widespread jitters in the last few weeks of 2014, particularly as the oil price entered a downward spiral and concerns over a wobbly Chinese economy weighed on global risk appetites. Market sentiment was further dampened by the faltering rupee amid a worsening current account deficit and the Russian ruble’s swift deterioration, which tainted the performance of other emerging market currencies.

Fund performance review

Fund performance for the reporting period was bolstered by both asset allocation and stock selection.

The Fund’s lack of holdings in the energy sector was a key contributor to performance for the period. Shares of Reliance Industries came under pressure when the government delayed gas price increases, although they recovered somewhat when price increases were eventually announced. It is this kind of regulatory uncertainty that makes us wary of the sector. Meanwhile, the election-related euphoria that drove the MSCI India Index to multi-year highs favored cyclical stocks, on hopes of increased infrastructure spending. Therefore, the Fund’s exposure to industrial firm Container Corp. of India, which is not a constituent of the benchmark index, aided the Fund’s relative performance.

At the individual stock level, the Fund’s holding in Bosch benefited from the sharp gain in auto component stocks on expectations of an increase in consumer demand and industrial growth, while ICICI

Bank’s share price rebounded on the back of improving margins and cost controls.

Conversely, the Fund’s information technology holding Mphasis detracted from performance for the reporting period as its parent, Hewlett-Packard, continued to wean the firm from depending on its business and encouraged it to further diversify its customer base. We see this as a transition phase and feel reassured by Mphasis’ success in winning new clients. Elsewhere, Godrej Consumer Products struggled amid lackluster demand and heightened competition. Nonetheless, we think that the consumer staples sector has shown signs of recovery recently, given the improved demand outlook.

We hold absolute return to be of the utmost importance over the long term and are benchmark-aware, but not benchmark-driven. We do not equate the quality of a company with either market capitalization or index membership. Therefore, market indices do not serve as a starting point for portfolio construction, and we are comfortable taking positions that differ from the Fund’s benchmark.

Outlook

After almost a year of stellar growth, Indian equities have endured a recent bout of volatility on the back of mounting global jitters over the plummeting oil price, a wobbly Chinese economy, and weakness in the rupee. However, Prime Minister Modi could hardly have asked for a more optimistic start to the new year, in our opinion. Investors may lament oil’s downward spiral, but we believe that it is an economic blessing for India, helping to ease inflation and take the pressure off the current account deficit. Encouragingly, in our view, this has provided the impetus the RBI needed to deliver a growth-boosting cut in interest rates.

In our opinion, 2015 is a crucial year for the Indian government, as we think that it now must reward the country’s unbridled enthusiasm with critical structural reforms to maintain the post-election momentum. The BJP’s lack of a majority in the upper house could prove a thorn in its side, in our view. However, we believe that Modi’s latest spate of business-friendly policies, is promising and seems to signal his determination to do what needs to be done. Regardless, we feel that India’s long-term attraction as an investment destination remains undiminished. With excellent demographics and a multitude of well-run, shareholder-friendly companies, disciplined stock-pickers with a longer investment horizon should be well rewarded, in our opinion.

Aberdeen Asset Management Asia Limited

The India Fund, Inc.

Portfolio Summary (unaudited)

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (“GICS”) sectors, expressed as a percentage of the net assets. The GICS structure consists of 10 sectors, 24 industry groups, 67 industries and 156 subindustries. An industry classification standard sector can include more than one industry group. As of December 31, 2014, the Fund did not have more than 25% of its assets invested in any industry group. The sectors, as classified by GICS Sectors, are comprised of several industries.

As of December 31, 2014, the Fund held 105.8% of its net assets in equities, 0.2% in a short-term investment and -6.0% in liabilities in excess of other assets.

Sector Allocation	As a Percentage of Net Assets
Financials	24.0%
Consumer Staples	18.0%
Information Technology	17.6%
Materials	15.8%
Consumer Discretionary	11.3%
Health Care	7.5%
Industrials	5.9%
Utilities	3.6%
Telecommunication Services	2.1%
Other	(5.8)%
100.0%

Top Ten Equity Holdings (unaudited)

The following were the Fund’s top ten holdings as of December 31, 2014:

Name of Security	Percentage of Net Assets
Housing Development Finance Corp. Ltd.	10.1%
ICICI Bank Ltd.	8.9%
Tata Consultancy Services Ltd.	8.1%
Infosys Ltd.	7.2%
ITC Ltd.	6.1%
Hero MotoCorp Ltd.	5.0%
Bosch Ltd.	4.8%
UltraTech Cement Ltd.	4.7%
Ambuja Cements Ltd.	4.4%
Hindustan Unilever Ltd.	4.2%

The India Fund, Inc.

Total Investment Returns (unaudited)

The following table summarizes the average annual Fund performance compared to the Fund’s benchmark, the MSCI India Index, for the 1-year, 3-year, 5-year and 10-year periods as of December 31, 2014.

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	33.6%	18.1%	5.0%	12.0%
Market Value	37.8%	18.9%	4.2%	10.4%
MSCI India Index	23.9%	14.5%	2.7%	11.4%

Aberdeen Asset Management Asia Limited had entered into a written contract with the Fund to waive fees or limit expenses without which performance would have been lower. This contract expired on December 18, 2014, see Note 3 in the Notes to Financial Statements for further information. Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund’s dividend reinvestment program. All return data at NAV includes investment management fees, administrative fees (such as Director and legal fees) and custodial charges. The Fund’s total return is based on the reported NAV on each period end. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeenifn.com or by calling 866-839-5205.

The operating expense ratio prior to reimbursement and waiver for the fiscal year ended December 31, 2014 was 1.74%. The operating expense ratio after reimbursement and waiver for the fiscal year ended December 31, 2014 was 1.47%.

The India Fund, Inc.

Portfolio of Investments

As of December 31, 2014

Shares	Description	Value (US$)
LONG-TERM INVESTMENTS—105.8%
COMMON STOCKS—105.8%
INDIA—105.8%
AUTO COMPONENTS—4.8%
133,581	Bosch Ltd. (a)	$41,082,003
AUTOMOBILES—5.0%
874,000	Hero MotoCorp Ltd. (a)	42,794,119
BANKS—13.9%
2,300,000	HDFC Bank Ltd. (a)	34,517,610
13,690,000	ICICI Bank Ltd. (a)	76,000,664
380,663	Kotak Mahindra Bank Ltd. (a)	7,570,527
		118,088,801
CHEMICALS—3.6%
2,552,000	Asian Paints Ltd. (a)	30,261,799
CONSTRUCTION MATERIALS—12.2%
592,000	ACC Ltd. (a)	13,071,675
10,301,000	Ambuja Cements Ltd. (a)	37,186,587
250,085	Grasim Industries Ltd. (a)	13,369,961
943,000	UltraTech Cement Ltd. (a)	39,811,037
		103,439,260
ELECTRIC UTILITIES—1.4%
8,949,000	Tata Power Co. Ltd. (a)	11,625,011
ELECTRICAL EQUIPMENT—1.2%
499,224	ABB India Ltd. (a)	10,045,781
FOOD PRODUCTS—3.8%
320,118	Nestle India Ltd.	32,355,386
GAS UTILITIES—2.2%
2,679,000	GAIL India Ltd. (a)	18,810,392
HOUSEHOLD PRODUCTS—4.2%
2,970,221	Hindustan Unilever Ltd. (a)	35,551,679
INFORMATION TECHNOLOGY SERVICES—17.6%
115,303	CMC Ltd.	3,534,576
1,968,000	Infosys Ltd. (a)	60,983,480
2,600,000	MphasiS Ltd.	15,981,623
1,681,000	Tata Consultancy Services Ltd.	68,281,263
		148,780,942
MACHINERY—1.2%
415,430	Cummins India Ltd. (a)	5,737,552
237,758	Thermax Ltd.	4,015,209
		9,752,761
PERSONAL PRODUCTS—3.9%
2,144,014	Godrej Consumer Products Ltd.	33,116,775

See Notes to Financial Statements.

The India Fund, Inc.

Portfolio of Investments (concluded)

As of December 31, 2014

Shares	Description	Value (US$)
LONG-TERM INVESTMENTS (continued)
COMMON STOCKS (continued)
INDIA (continued)
PHARMACEUTICALS—7.5%
194,107	GlaxoSmithKline Pharmaceuticals Ltd.	$9,797,526
1,000,000	Lupin Ltd. (a)	22,609,272
981,000	Piramal Enterprises Ltd.	12,964,477
320,000	Sanofi India Ltd.	18,133,629
		63,504,904
ROAD & RAIL—3.5%
1,397,000	Container Corp. of India (a)	29,978,930
TEXTILES, APPAREL & LUXURY GOODS—1.5%
2,090,104	Titan Co., Ltd. (a)	12,590,438
THRIFTS & MORTGAGE FINANCE—10.1%
4,767,000	Housing Development Finance Corp. Ltd. (a)	85,261,492
TOBACCO—6.1%
8,841,000	ITC Ltd. (a)	51,502,040
WIRELESS TELECOMMUNICATION SERVICES—2.1%
3,182,876	Bharti Airtel Ltd. (a)	17,663,004
	Total Common Stocks	896,205,517
	Total Long-Term Investments—105.8% (cost $450,526,991)	896,205,517
Par Amount
SHORT-TERM INVESTMENT—0.2%
$1,962,000	Repurchase Agreement, Fixed Income Clearing Corp., 0.00% dated 12/31/2014, due 01/02/2015 repurchase price $1,962,000, collateralized by a U.S. Treasury Bond, maturing 05/15/2038; total market value of $2,005,169	1,962,000
	Total Short-Term Investment—0.2% (cost $1,962,000)	1,962,000
	Total Investments—106.0% (cost $452,488,991) (b)	898,167,517

	Liabilities in Excess of Other Assets—(6.0)%	(50,614,000)
	Net Assets—100.0%	$847,553,517

(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Fund’s Board of Directors. See Note 2(a) of the accompanying Notes to Financial Statements.
(b)	See Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.

See Notes to Financial Statements.

The India Fund, Inc.

Statement of Assets and Liabilities

As of December 31, 2014

Assets
Investments, at value (cost $450,526,991)	$896,205,517
Repurchase agreement, at value (cost $1,962,000)	1,962,000
Foreign currency, at value (cost $3,999,932)	3,907,144
Cash	771
Prepaid expenses	108,627
Total Assets	902,184,059

Liabilities
Dividends payable to common shareholders	51,373,073
Foreign tax payable	2,177,272
Investment management fees payable (Note 3)	673,157
Administration fee payable (Note 3)	116,350
Investor relations fees payable (Note 3)	46,674
Director fees payable	6,000
Accrued expenses	238,016
Total Liabilities	54,630,542

Net Assets	$847,553,517

Composition of Net Assets:
Capital stock (par value $.001 per share) (Note 5)	$29,607
Paid-in capital in excess of par	394,865,478
Distributions in excess of net investment income	(1,541,364)
Accumulated net realized gain from investments and foreign currency transactions	8,614,058
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	445,585,738
Net Assets	$847,553,517
Net asset value per share based on 29,607,281 shares issued and outstanding	$28.63	(a)

(a)	The NAV shown differs from the reported NAV on December 31, 2014 due to financial statement adjustments.

See Notes to Financial Statements.

The India Fund, Inc.

Statement of Operations

For the Year Ended December 31, 2014

Net Investment Income

Income
Dividend and other income (net of foreign withholding taxes of $0)	$14,773,567
14,773,567

Expenses
Investment management fee (Note 3)	8,537,545
Foreign tax expense	2,112,826
Administration fee (Note 3)	1,664,986
Directors’ fees and expenses	369,500
Independent auditors’ fees and expenses	351,672
Custodian’s fees and expenses	349,381
Reports to shareholders and proxy solicitation	348,491
Legal fees and expenses	321,933
Investor relations fees and expenses (Note 3)	197,024
Insurance expense	130,425
Pennsylvania tax expense	59,582
Transfer agent’s fees and expenses	24,077
Miscellaneous	138,073
Total operating expenses before reimbursed/waived expenses	14,605,515
Less: Expenses waived (Note 3)	(2,265,616)
Net expenses	12,339,899

Net Investment Income	2,433,668

Net Realized and Unrealized Gain/(Losses) on Investments and Foreign Currency Related Transactions

Net realized gain/(loss) from:
Investment transactions	60,273,228
Foreign currency transactions	282,771
60,555,999

Net change in unrealized appreciation/(depreciation) on:
Investments	169,770,484
Foreign currency translation	(136,338)
169,634,146
Net realized and unrealized gain from investments and foreign currency transactions	230,190,145
Net Increase in Net Assets Resulting from Operations	$232,623,813

Amounts listed as “—” are $0 or round to $0.

See Notes to Financial Statements.

The India Fund, Inc.

Statements of Changes in Net Assets

	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013

Increase/(Decrease) in Net Assets

Operations:
Net investment income	$2,433,668	$3,622,556
Net realized gain from investments and foreign currency transactions	60,555,999	30,848,050
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	169,634,146	(33,390,640)
Net increase in net assets resulting from operations	232,623,813	1,079,966

Distributions to Shareholders from:
Net investment income	(3,523,266)	(2,948,174)
Net realized gains	(51,656,335)	(30,353,402)
Net decrease in net assets from distributions	(55,179,601)	(33,301,576)

Capital Share Transactions:
Cost of shares tendered (5,240,267 and 0, respectively, including expenses of $232,072) (Note 5)	(128,259,138)	—
Issuance of 0 and 3,188,277 shares, respectively, due to stock distribution (Note 5)	—	69,918,915
Repurchase of shares under open market repurchase policy (87,567 and 1,230,086, respectively) (Note 7)	(2,316,346)	(24,994,408)
Cost of shares repurchased under semi-annual repurchase offer (0 and 3,882,935 shares, net of repurchase fee of $0 and $1,811,990, including expenses of $(12,128) and $319,050, respectively) (Note 6)	12,128	(89,106,550)
Change in net assets from capital share transactions	(130,563,356)	(44,182,043)
Change in net assets resulting from operations	46,880,856	(76,403,653)

Net Assets:
Beginning of year	800,672,661	877,076,314
End of year (including distributions in excess of net investment income of ($1,541,364) and ($499,117), respectively)	$847,553,517	$800,672,661

Amounts listed as “—” are $0 or round to $0.

See Notes to Financial Statements.

The India Fund, Inc.

Financial Highlights

	For the Fiscal Years Ended December 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance(a):
Net asset value, beginning of year	$22.92	$23.79	$21.57	$35.71	$32.78
Net investment income/(loss)	0.08	0.10	0.11	(0.02)	(0.02)
Net realized and unrealized gain/(loss) on investments and foreign currency related transactions	7.40	0.05	4.44	(13.08)	6.76
Income tax (expense) reversal(b)	–	–	–	0.12	–
Total from investment operations	7.48	0.15	4.55	(12.98)	6.74
Dividends and distributions to shareholders:
Net investment income	(0.12)	(0.08)	(0.15)	(0.02)	(0.09)
Net realized gains	(1.74)	(0.87)	(2.22)	(1.09)	(3.68)
Tax return of capital	–	–	–	(0.09)	(0.10)
Total dividends and distributions to shareholders	(1.86)	(0.95)	(2.37)	(1.20)	(3.87)
Capital Share Transactions:
Impact due to capital shares issued from stock distribution (Note 5)	–	(0.21)	–	–	–
Impact due to shares tendered or repurchased (Notes 5 and 6)	0.08	0.04	0.04	0.04	0.06
Impact due to open market repurchase policy (Note 7)	0.01	0.10	–	–	–
Total capital share transactions	0.09	(0.07)	0.04	0.04	0.06
Net asset value, end of year	$28.63	$22.92	$23.79	$21.57	$35.71
Market value, end of year	$25.81	$20.00	$20.91	$19.04	$35.11

Total Investment Return Based on(c):
Market value	37.83%	0.16%	21.70%	(42.96% )	28.01%
Net asset value	33.41% (d)	0.89%	22.22%	(36.47% )	21.94%

Ratio to Average Net Assets/Supplementary Data:
Net assets, end of year (000 omitted)	$847,554	$800,673	$877,076	$880,876	$1,581,368
Average net assets (000 omitted)	$837,505	$874,054	$940,120	$1,268,468	$1,635,394
Expenses, after income tax reversal, after reimbursement and waiver(e)	1.47%	1.17%	1.16%	1.01%	1.32%
Expenses, before income tax reversal, after reimbursement and waiver(e)	1.47%	1.17%	1.16%	1.40% (b)	1.32%
Expenses, before income tax reversal, prior to reimbursement and waiver(e)	1.74%	1.43%	1.41%	1.44%	1.32%
Net investment income/(loss)	0.29%	0.41%	0.49%	(0.07% )	(0.05% )
Portfolio turnover	3.28%	3.32%	36.36%	51.39%	50.55%

(a)	Based on average shares outstanding.
(b)	A reversal of $20,551,036 was made in 2006 to the prior year’s tax provision described below (see Note 2f). An additional reversal of $4,956,314 was made in 2011 to the same tax provision.
(c)	Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains, and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns based upon net asset value as reported on December 31, 2014.
(e)	Ratio inclusive of foreign tax expense.

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

The India Fund, Inc.

Notes to Financial Statements

December 31, 2014

1. Organization

The India Fund, Inc. (the “Fund”) was incorporated in Maryland on December 27, 1993 and commenced operations on February 23, 1994. The Fund operates through a branch in the Republic of Mauritius. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified closed-end management investment company.

The Fund’s investment objective is long-term capital appreciation, which it seeks to achieve by investing primarily in the equity securities of Indian companies.

Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The books and accounting records of the Fund are maintained in U.S. Dollars.

a. Security Valuation:

The Fund values its securities at current market value or fair value consistent with regulatory requirements. “Fair value” is defined in the Fund’s valuation and liquidity procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to contract at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds (“ETF”s) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing the Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment if the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. A security that has been fair valued by the Pricing Committee may be classified as Level 2 based on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon other significant observable inputs, including unadjusted quoted prices in active markets for identical assets. Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for identical assets, and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of

The India Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2014

any input that is significant to the fair value measurement. The three-level hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of December 31, 2014 in valuing the Fund’s investments and other financial instruments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1	Level 2	Level 3	Total
Long-Term Investments
Food Products	$32,355,386	$–	$–	$32,355,386
Information Technology Services	87,797,462	60,983,480	–	148,780,942
Machinery	4,015,209	5,737,552	–	9,752,761
Personal Products	33,116,775	–	–	33,116,775
Pharmaceuticals	40,895,632	22,609,272	–	63,504,904
Other	–	608,694,749	–	608,694,749
Short-Term Investment	–	1,962,000	–	1,962,000
Total	$198,180,464	$699,987,053	$–	$898,167,517

Amounts listed as “–” are $0 or round to $0.

The Fund held no Level 3 securities at December 31, 2014.

For movements between the Levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each period. The utilization of valuation factors may result in transfers between Level 1 and Level 2. During the year ended December 31, 2014, securities issued by Sanofi India Ltd., CMC Ltd., MphasiS Ltd., Tata Consultancy Services Ltd., Piramal Enterprises Ltd. and Godrej Consumer Products Ltd., in the amounts of $18,133,629, $3,534,576, $15,981,623, $68,281,263, $12,964,477 and $33,116,775, respectively, transferred from Level 2 to Level 1 because no valuation factor was applied at December 31, 2014. During the year ended December 31, 2014, a security issued by Container Corp. of India in the amount of $29,978,930, transferred from Level 1 to Level 2 because there was a valuation factor applied at December 31, 2014. For the year ended December 31, 2014, there have been no significant changes to the fair valuation methodologies other than described above.

b. Repurchase Agreements:

The Fund may enter into repurchase agreements under the terms of a Master Repurchase Agreement. It is the Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. Under the Master Repurchase Agreement, if the counterparty defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited. Repurchase agreements are subject to contractual netting arrangements with the counterparty, Fixed Income Clearing Corp. For additional information on the Fund’s repurchase agreement, see the Portfolio of Investments. The Fund held a repurchase agreement of $1,962,000 as of December 31, 2014. The value of the related collateral exceeded the value of the repurchase agreement at December 31, 2014.

c. Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

The India Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2014

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the exchange rates at the current daily rates of exchange; and

(ii)	purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies. Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

d. Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

e. Distributions:

On an annual basis, the Fund intends to distribute its net realized capital gains, if any, by way of a final distribution to be declared during the calendar quarter ending December 31. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP.

These differences are primarily due to foreign currency losses and investments in passive foreign investment companies.

f. Federal Income Taxes:

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all federal income taxes. Therefore, no federal income tax provision is required.

For the year ended December 31, 2005, a provision of $25,507,350 was made for U.S. federal income tax purposes as, at that time, it was unclear whether the Fund qualified as a RIC under Subchapter M of the Code for the taxable year ended December 31, 2004. In order to preserve the Fund’s status as a RIC under Subchapter M of the Code for the taxable year ended December 31, 2004, on April 20, 2006 the Fund distributed a deficiency dividend to shareholders in the amount of $1.07 per share, of which $0.95 per share was designated as a Capital Gain Dividend. Under the deficiency procedure, the maximum that the Fund could have been obligated to pay the Internal Revenue Service in interest and penalties was $4,956,314. Accordingly, a reversal of $20,551,036 was made in 2006 related to 2005 tax provision.

In October of 2011, the Fund settled this matter with the Internal Revenue Service for $2,505,900. Fifty percent of the settlement amount was characterized as interest and was deductible by the Fund; the remaining fifty percent was characterized as a penalty and was not deductible or otherwise recoverable for federal income tax purposes by the Fund. The Fund’s former service providers reimbursed the Fund for the full settlement amount. The difference of $2,450,414 between the accrual and the settlement amount was

The India Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2014

reversed. The combination of the reimbursed settlement and reversal of the prior accrual was reflected in the 2011 statement of operations.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended December 31, 2014 are subject to such review.

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

3. Agreements and Transactions with Affiliates

(a) Investment Manager:

Aberdeen Asset Management Asia Limited (“AAMAL”) serves as the Fund’s investment manager with respect to all investments. For its services, AAMAL receives fees at an annual rate of: (i) 1.10% for the first $500 million of the Fund’s average weekly Managed Assets; (ii) 0.90% for the next $500 million of the Fund’s average weekly Managed Assets; (iii) 0.85% of the next $500 million of the Fund’s average weekly Managed Assets; and (iv) 0.75% of the Fund’s average weekly Managed Assets in excess of $1,500 billion. Managed Assets is defined in the investment management agreement as net assets plus the amount of any borrowings for investment purposes. For the year ended December 31, 2014, AAMAL earned a gross management fee of $8,537,545.

AAMAL entered into a written contract (“Expense Limitation Agreement”) with the Fund that was effective through December 18, 2014. The Expense Limitation Agreement limited the total ordinary operating expenses of the Fund (excluding any interest, taxes, brokerage fees, short sale dividend and interest expense and non-routine expenses) from exceeding 1.15% of the average weekly Managed Assets of the Fund on an annualized basis. This agreement was not renewed and expired on December 18, 2014. For the year ended December 31, 2014, AAMAL waived and assumed a total of $2,265,616 attributable to its management fee and Fund expenses, including, among others, AAMI’s investor relations services, as described below.

(b) Fund Administration:

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of AAMAL, serves as the Fund’s administrator. Prior to December 19, 2014, for its services, AAMI received a fee that is computed monthly at an annual rate of: (i) 0.20% of the value of the Fund’s average monthly net assets for the first $1,500 billion of the Fund’s average monthly net assets and (ii) 0.15% of the value of the Fund’s average monthly net assets in excess of $1,500 billion of the Fund’s average monthly net assets. Effective December 19, 2014, AAMI receives a fee that is computed monthly and paid quarterly at an annual rate of 0.08% of the value of the Fund’s average monthly net assets. For the year ended December 31, 2014, the Fund paid a total of $1,637,236 in administrative fees to AAMI.

In addition, Cim Fund Services Ltd. (the “Mauritius Administrator”) provides certain administrative services relating to the operation and maintenance of the Fund in Mauritius. The Mauritius Administrator receives a monthly fee of $1,500 and is reimbursed for certain additional expenses. For the year ended December 31, 2014, fees and expenses for the Mauritius Administrator amounted to $27,750.

(c) Investor Relations:

Under the terms of the Investor Relations Services Agreement, AAMI provides investor relations services to the Fund and certain other funds advised by AAMAL or its affiliates.

Pursuant to the terms of the Investor Relations Services Agreement, AAMI provides, among other things, objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine and articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

For the fiscal year ended December 31, 2014, the Fund incurred fees of approximately $188,796 for investor relations services. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

The India Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2014

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the fiscal year ended December 31, 2014, were $27,461,684 and $189,783,944, respectively.

5. Capital

The authorized capital of the Fund is 100,000,000 shares of $0.001 par value common stock. During the year ended December 31, 2014, the Fund repurchased 87,567 shares pursuant to its open market repurchase policy. See Note 7 of the Notes to Financial Statements for further information. As of December 31, 2014, there were 29,607,281 shares of common stock issued and outstanding.

On December 7, 2012, the Board declared the payment of an elective cash distribution in the amount of $2.37123 per share of common stock to be paid on January 31, 2013 to stockholders of record at the close of business to be paid on December 21, 2012. As announced, the distribution was payable in the Fund’s common stock. However, stockholders had the option to request that their distributions be paid in cash in lieu of common stock. The aggregate amount of cash distributions to all stockholders was limited to 20% of the aggregate dollar amount of the total distribution. Because cash distribution requests exceeded this limit, the Fund pro-rated the cash distribution among all stockholders who made such requests. Stockholders who requested cash distributions received $1.00 per share or 35.99% of the distribution in cash and received the balance in the Fund’s common stock. For purposes of computing the stock portion of the dividend, the common stock distributed was valued at $21.93 per share, which equaled the average closing price of the Fund’s common shares on the NYSE on January 25, 2013 and the two preceding trading days. Following the closing of the elective cash distribution, the Fund issued 3,188,277 shares.

On March 7, 2014, the Fund announced that in accordance with its cash tender offer (the “Offer”) to purchase up to 15% of the Fund’s outstanding shares of common stock, which expired at 11:59 p.m. New York City time on April 3, 2014 (the “Expiration Date”), the Fund accepted 5,240,267 properly tendered shares, representing 15% of the Fund’s outstanding shares, at a price per share of $24.4314 (the “Purchase Price”). The Purchase Price was equal to 98% of the Fund’s net asset value (NAV) per share as of the close of regular trading on the New York Stock Exchange (the “NYSE”) on April 4, 2014. In the Offer, 15,332,556 shares, or 43.89% of the Fund’s outstanding shares, were validly tendered and not withdrawn prior to the Expiration Date. Accordingly, under final proration, the Fund accepted for payment approximately 34.18% of the shares validly tendered in the Offer. Following the repurchase of properly tendered shares, the Fund had 29,694,848 shares outstanding.

6. Semi-Annual Repurchase Offers

At a Special Meeting of Stockholders on February 3, 2014, stockholders of the Fund voted to eliminate the Fund’s interval fund structure, effective February 3, 2014. However, the Fund maintains a targeted discount policy whereby the Fund intends to buy back shares of common stock in the open market at times when the Fund’s shares trade at a discount of 10% or more to NAV and when management reasonably believes that such repurchases may enhance stockholders’ value (See Note 7).

Prior to the elimination of the interval fund structure, the Fund made semi-annual repurchase offers pursuant to fundamental policies adopted under Rule 23c-3 under the 1940 Act. The repurchases were made at net asset value (less a 2% repurchase fee) to all stockholders in amounts permitted to be between 5% and 25% of the Fund’s then outstanding shares, as established by the Fund’s Board.

The India Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2014

The Fund did not make a semi-annual repurchase offer during the year ended December 31, 2014. During the year ended December 31, 2013, the results of the periodic repurchase offer were as follows:

	Repurchase Offer #20	Repurchase Offer #21
Commencement Date	February 22, 2013	August 23, 2013
Expiration Date	March 15, 2013	September 13, 2013
Repurchase Offer Date	March 22, 2013	September 20, 2013
% of Issued and Outstanding Shares of Common Stock	5%	5%
Shares Validly Tendered	13,848,020	13,431,699
Final Odd Lot Shares*	285,027.0195	N/A*
Final Pro-ration Non-Odd Lot Shares	13,562,993	13,334,419
% of Non-Odd Lot Shares Accepted	12.66%	14.10%
Shares Accepted for Tender	2,002,406	1,880,529
Net Asset Value as of Repurchase Offer Date ($)	23.88	22.75
Repurchase Fee per Share ($)	0.4776	0.4550
Repurchase Offer Price ($)	23.4024	22.2950
Repurchase Fee ($)	956,349	855,641
Expenses ($)	162,000	157,050
Total Cost ($)	47,023,106	42,083,444

*	Effective May 13, 2013, the Fund discontinued the practice of accepting all shares tendered by stockholders who own, beneficially or of record, an aggregate of not more than 99 shares before prorating shares tendered by others.

7. Targeted Discount Policy

The Fund’s targeted discount policy seeks to manage the Fund’s discount by buying back shares of common stock in the open market at times when the Fund’s shares trade at a discount of 10% or more to NAV. With the approval of the elimination of the semi-annual repurchase offers the Board agreed to review the targeted discount percentage after a two-year period commencing from the completion of the tender offer. If a 10% or less volume-weighted average discount is not attained over the two-year period, the Board may potentially consider, although it is not obligated to, other actions that may be effective to address the discount. The targeted discount policy, which became effective upon the elimination of the Fund’s interval structure, extended the Fund’s prior open market repurchase policy. During the year ended December 31, 2014 and the year ended December 31, 2013, the Fund repurchased 87,567 and 1,230,086 shares, respectively, under the open market repurchase policy.

8. Portfolio Investment Risks

a. Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers.

These risks include, among others, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries. Foreign securities may also be harder to price than U.S. securities.

Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Amounts repatriated prior to the end of specified periods may be subject to taxes as imposed by a foreign country.

The India Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2014

b. Risks Associated with Indian Markets:

The Indian securities markets are, among other things, substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisitions and dispositions of Indian securities involve special risks and considerations not present with respect to U.S. securities.

9. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

10. Tax Information

The U.S. federal income tax basis of the Fund’s investments and the net unrealized appreciation as of December 31, 2014 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$457,077,308	$448,730,400	$(7,640,191)	$441,090,209

Income and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. The tax character of distributions paid during the fiscal years ended December 31, 2014 and December 31, 2013 was as follows:

	December 31, 2014	December 31, 2013
Distributions paid from:
Ordinary Income	$3,523,266	$2,948,174
Long-term capital gains	51,656,335	30,353,402
Total tax character of distributions	$55,179,601	$33,301,576

As of December 31, 2014, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income – net	$2,943,854
Undistributed long-term capital gains – net	8,717,157
Total undistributed earnings	$11,661,011
Unrealized appreciation/(depreciation)	440,997,421	*
Total accumulated earnings/(losses) – net	$452,658,432

*	The tax basis of components of distributable earnings differs from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences. These differences are primarily timing differences due to wash sales and passive foreign investment companies.

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the table below details the necessary reclassifications, which are a result of permanent differences primarily attributable to equalization and foreign currency gains and losses. These reclassifications have no effect on net assets or net asset values per share.

Undistributed net investment income	Accumulated net realized gain from investments and foreign currency transactions	Paid-in capital
$47,351	$(2,401,556)	$2,354,205

11. Foreign Income Tax

The Fund conducts its investment activities in India as a tax resident of Mauritius and expects to obtain benefits under the double taxation treaty between Mauritius and India (the “tax treaty” or “treaty”). To obtain benefits under the tax treaty, the Fund must meet certain tests and conditions, including the establishment of Mauritius tax residence and related requirements. The Fund has obtained a certificate from the Mauritian authorities that it is a resident of Mauritius under the tax treaty between Mauritius and India. Under current regulations, a fund which is a tax resident in Mauritius under the treaty, but has no branch or permanent establishment in India, will not be subject to capital gains tax in India on the sale of securities. The Fund will, in any year that it has taxable

The India Fund, Inc.

Notes to Financial Statements (concluded)

December 31, 2014

income for Mauritius tax purposes, pay tax on its net income for Mauritius tax purposes at a rate of 15%, but is able to offset 80% of this rate through a foreign tax credit.

Following an extensive due diligence process and cost-benefit analysis undertaken in coordination with the Fund’s Investment Manager, tax advisors, and legal counsels in the U.S., India and Mauritius, the Board of Directors has determined to transition the branch operations from Mauritius and conduct operations directly from the U.S. As a result, the Fund would not receive the benefits under the tax treaty. In making this decision, the Board considered that any future benefits obtained by the Fund under its current structure would be limited in light of the long-term buy and hold investment strategy of the Investment Manager and would not support the continued costs of operating the Mauritius branch. The Fund estimates the annual cost savings to be about $421,000. This transition remains subject to certain regulatory and tax authority approvals in India and Mauritius.

12. Recent Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

13. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of December 31, 2014.

The India Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

The India Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The India Fund, Inc. (the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, provide a reasonable basis for our opinion.

Philadelphia, Pennsylvania

February 26, 2015

The India Fund, Inc.

Tax Information (unaudited)

The following information is provided with respect to the distributions paid by the Aberdeen India Fund, Inc. during the fiscal year ended December 31, 2014:

Payable Date	Total Cash Distribution	Long-Term Capital Gain	Tax Return of Capital	Net Ordinary Dividend	Foreign Taxes Paid	Gross Ordinary Dividend	Qualified Dividends(1)	Foreign Source Income
9/30/14	0.128300	0.128300	–	–	–	–	–	–
1/12/15	1.735150	1.616150	–	0.119000	–	0.119000	0.119000	0.119000

(1)	The fund hereby designates the amount indicated above or the maximum amount allowable by law.

Supplemental Information (unaudited)

Approval of Investment Advisory Agreement

The 1940 Act, requires that the Board of Fund, including a majority of its members who are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the Fund’s investment advisory agreement (the “Agreement”) with the Fund’s investment adviser, Aberdeen Asset Management Asia Limited (the “Adviser”), a wholly-owned subsidiary of Aberdeen Asset Management PLC (“Aberdeen”). The Agreement was first approved by the Board and the Fund’s stockholders in 2011, and the Adviser has provided the investment advisory and other services contemplated by the Agreement since December 19, 2011 (the “Aberdeen Assumption Date”). At a meeting (the “Contract Renewal Meeting”) held in person on October 28, 2014, the Board, including the Independent Directors, considered and approved the continuation of the Agreement for an additional one-year term. To assist in its consideration of the renewal of the Agreement, the Board requested, received and considered a variety of information (together with other information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Adviser, as well as the investment advisory arrangements for the Fund and one other closed-end fund in the same complex under the Board’s supervision (the “Other Aberdeen Fund”), certain portions of which are discussed below. The presentation made by the Adviser to the Board at the Contract Renewal Meeting in connection with its evaluation of the Agreement encompassed the Fund and the Other Aberdeen Fund. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the services rendered by the Adviser to the Fund. The Board’s evaluation took into account the information received since the Fund’s inception, including the period since the Aberdeen Assumption Date, and also reflected the knowledge and familiarity gained as members of the Board with respect to the investment advisory and other services provided to the Fund by the Adviser under the Agreement.

In its deliberations regarding renewal of the Agreement, the Board, including the Independent Directors, considered various factors, including those set forth below.

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Adviser under the Agreement during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance program established and conducted under the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Adviser and its affiliates, the Contract Renewal Information and the Board’s discussions with the Adviser at the Contract Renewal Meeting, the general reputation and investment performance records of the Adviser and its affiliates and the financial resources of Aberdeen available to support its activities in respect of the Fund and the Other Aberdeen Fund.

The India Fund, Inc.

Supplemental Information (unaudited) (continued)

The Board considered the responsibilities of the Adviser under the Agreement, including the Adviser’s coordination and oversight of the services provided to the Fund by other affiliated and unaffiliated parties.

In reaching its determinations regarding continuation of the Agreement, the Board took into account that the Fund’s stockholders, in pursuing their investment goals and objectives, likely considered the reputation and the investment style, philosophy and strategy of the Adviser, as well as the resources available to the Adviser, in purchasing their shares.

The Board concluded that, overall, the nature, extent and quality of the investment advisory and other services provided to the Fund under the Agreement have been of high quality.

The Board received and considered performance information and analyses for the Fund, as well as for a group of funds identified by the Adviser as comparable to the Fund regardless of asset size (the “Performance Peer Group”), prepared by Strategic Insight, an independent provider of investment company data (such information being hereinafter referred to as the “Strategic Insight Performance Information”) as part of the Contract Renewal Information. The Performance Peer Group consisted of two funds, including the Fund. The Board noted that it had received and discussed information with the Adviser at periodic intervals throughout the year comparing the Fund’s performance against its benchmark and its peer funds.

The Strategic Insight Performance Information comparing the Fund’s performance (annualized net total return) to that of the Performance Peer Group based on NAV per share showed, among other things, that the Fund’s performance for each of the 1, 3- and 5-year periods ended June 30, 2014 was ranked second in the two-fund Performance Peer Group. The Strategic Insight Performance Information showed further that the Fund’s performance for the 10-year period ended June 30, 2014 was ranked first in the Performance Peer Group. The Fund’s performance since the Aberdeen Assumption Date reflects, in part, the impact of cash held by the Fund during repositioning of the Fund’s portfolio following the Aberdeen Assumption Date to reflect the Adviser’s investment strategies and philosophy. The Board noted that the small number and varying types and sizes of funds in the Performance Peer Group made meaningful performance comparisons difficult. The Board noted further that the impact of the Fund’s former interval structure, which was ended February 3, 2014, constrained the ability of the Adviser to carry out the Fund’s investment program. In addition to the Fund’s performance relative to the Performance Peer Group, the Board considered the Fund’s performance relative to its benchmark and in absolute terms. The Contract Renewal Information showed that the Fund outperformed its benchmark in each of the 1-, 3-, 5- and 10-year periods ended June 30, 2014. The Board considered that the Fund’s performance record for the 3-, 5- and 10-year periods was achieved, in part, by a predecessor investment adviser to the Fund and did not give significant weight to performance information relating to periods prior to the Aberdeen Assumption Date.

Based on its review of performance and on other relevant factors, including those described above, the Board concluded that, under the circumstances, the Fund’s performance supported continuation of the Agreement for an additional period of one year.

The Board reviewed and considered the investment advisory fee (the “Advisory Fee”) payable under the Agreement by the Fund to the Adviser in light of the nature, extent and overall high quality of the investment advisory and other services provided by the Adviser to the Fund.

Additionally, the Board received and considered information and analyses (the “Strategic Insight Expense Information”) prepared by Strategic Insight, comparing the Advisory Fee and the Fund’s overall expenses with those of funds in an expense group (the “Expense Group”) selected and provided by Strategic Insight as part of the Contract Renewal Information. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Group consisted of the Fund, one other closed-end India equity fund, six closed-end China region funds, three closed-end diversified Pacific/Asia ex-Japan Stock funds, one closed-end diversified Pacific/Asia fund, and five miscellaneous regional funds, as classified by Strategic Insight. The Expense Group funds had portfolio assets ranging from $46 million to $1.13 billion. One of the other funds in the Expense Group was larger than the Fund and fifteen of the other funds were smaller. The Strategic Insight Expense Information, comparing the Fund’s actual total expenses to the Expense Group, showed, among other things, that the Fund’s contractual management fee, which consists of the gross advisory fee and gross administrative fee, ranked thirteenth among the seventeen funds in the Expense Group (in these rankings, first is best) and was worse (i.e., higher) than the Expense Group median for that expense component, and that the Fund’s net management fee (i.e., giving effect to any voluntary fee waivers to the advisory fee and administration fee implemented by the Adviser and by the managers of the other Expense Group funds), ranked fifth of the seventeen funds in the Expense Group and was lower than the Expense Group median. The Strategic Insight Expense Information showed that after all fee waivers, the Fund’s total expense ratio ranked third among the funds in the Expense Group and was lower than the Expense Group median. The Board further noted that the small number and varying types and sizes of funds in the Expense Group made meaningful expense comparisons difficult.

The India Fund, Inc.

Supplemental Information (unaudited) (concluded)

The Board also reviewed Contract Renewal Information regarding fees charged by the Adviser to other U.S. clients, including registered investment companies with differing mandates, and to institutional and separate accounts (collectively, “institutional accounts”). Among other things, the Board considered: (i) that the Fund is subject to heightened regulatory requirements relative to institutional accounts; (ii) that the Fund is provided with office facilities and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers); and (iii) that the Adviser coordinates and oversees the provision of services to the Fund by other fund service providers. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Taking all of the above into consideration, the Board determined that the Advisory Fee was reasonable in light of the nature, extent and overall quality of the investment advisory and other services provided to the Fund under the Agreement. The Board considered that the Fund and the Adviser entered into an expense limitation agreement (the “Expense Limitation Agreement”), dated December 19, 2011, which will expire on December 18, 2014. The Board also considered that the Adviser has agreed to reduce the Fund’s administration fee from 0.20% to 0.08% effective December 19, 2014.

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Adviser and its affiliates in providing services to the Fund for the past year and since the Aberdeen Assumption Date. In addition, the Board received the Adviser’s revenue and cost allocation methodologies used in preparing such profitability data. The profitability analysis, among other things, indicated that profitability to the Adviser in providing investment advisory and other services to the Fund was at a level which was not considered excessive by the Board in light of judicial guidance and the nature, extent and overall high quality of such services. The Board also considered that the Expense Limitation Agreement has reduced the Adviser’s profitability but is scheduled to expire on December 18, 2014. The Board noted, however, that any increase in the Adviser’s profitability resulting from the scheduled expiration of the Expense Limitation Agreement would be offset, in part, by the reduction in the Fund’s administration fee.

The Board received and discussed Contract Renewal Information concerning whether the Adviser would realize economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board considered that the Fund’s former interval structure operates to reduce, and has reduced, Fund assets since the Aberdeen Assumption Date. The Board determined that the Advisory Fee structure was appropriate under present circumstances.

The Board considered other benefits received by the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund, including fees for administration and investor relation services, and did not regard such benefits as excessive.

In light of all of the foregoing and other relevant factors, the Board determined that, under the circumstances, continuation of the Agreement would be in the best interests of the Fund and its stockholders and unanimously voted to continue the Agreement for a period of one additional year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Agreement for the next year, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by counsel to the Fund discussing its responsibilities in connection with the proposed continuation of the Agreement as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors discussed the proposed continuation of the Agreement in a private session with their independent legal counsel at which no representatives of the Adviser were present.

The India Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan (unaudited)

The Fund intends to distribute annually to stockholders substantially all of its net investment income and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long-term and short-term capital gains net of expenses.

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), stockholders whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by the Plan Agent in the Fund shares pursuant to the Plan, unless such stockholders elect to receive distributions in cash. Stockholders who elect to receive distributions in cash will receive such distributions paid by check in U.S. Dollars mailed directly to the stockholder by Computershare Trust Company N.A., as dividend paying agent. In the case of stockholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholders as representing the total amount registered in such stockholders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the stockholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s Common Stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in the Fund’s Common Stock. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on or about February 15.

Any voluntary cash payment received more than 30 days prior to this date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payment. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions or voluntary cash payments. The Plan Agent’s fees for the reinvestment of dividends, capital gains distributions and voluntary cash payments will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends, capital gains distributions and voluntary cash payments made by the participant. Brokerage charges for purchasing small

The India Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan (unaudited) (concluded)

amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days’ written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at Computershare, P.O. Box 30170, College Station, TX 77842-3170.

The India Fund, Inc.

Management of the Fund (unaudited)

The names of the Directors and Officers of the Fund, their addresses, ages, and principal occupations during the past five years are provided in the tables below. Directors that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund or the Fund’s investment adviser are included in the table below under the heading “Interested Directors.” Directors who are not interested persons, as described above, are referred to in the table below under the heading “Independent Directors.”

Board of Directors Information

Name, Address, and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director

Independent Directors

Jeswald W. Salacuse c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1938	Chairman of the Board of Directors, Nominating Committee, Valuation Committee and Audit Committee	Since 1993; Current term ends at the 2015 Annual Meeting	Mr. Salacuse has been the Henry J. Braker Professor of Commercial Law at The Fletcher School of Law & Diplomacy, Tufts University, since 1986. He has also served as International Arbitrator, Arbitration Tribunal, ICSID, World Bank since 2004.	2	None

Lawrence K. Becker c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1955	Director, Audit Committee, Valuation Committee, and Nominating Committee Member	Since 2003; Current term ends at the 2015 Annual Meeting	Mr. Becker has served as Private Investor of Real Estate Investment Management since July 2003.	2	None

J. Marc Hardy c/o Cim Fund Services Ltd, 33, Edith Cavell Street, Port Louis, Mauritius Year of Birth: 1954	Director, Audit Committee and Nominating Committee Member	Since 2002; Current term ends at the 2016 Annual Meeting	Mr. Hardy is a qualified stockbroker and has been providing investment advice to pension and investment funds for many years through Axys Capital Management. Since October 2010, he is the investment manager of NMHGSF, a large pension fund, and acts as Treasurer to a large group where he uses extensively derivatives products to manage foreign exchange risk and improve profitability. Mr. Hardy has served as a member of the Board Investment Committee of Mauritius Union Group since January 2012, and is a member of several investment committees for highly reputable institutions.	1	Director of SBM Perpetual Fund, SBM India Fund, Hanover Reinsurance Ltd, and MDA Properties Ltd of the ENL Group.

Stephane R.F. Henry c/o Cim Fund Services Ltd, 33, Edith Cavell Street, Port Louis, Mauritius Year of Birth: 1967	Director, Audit Committee and Nominating Committee Member	Since 2004 Current term ends at the 2017 Annual Meeting	Mr. Henry has been the Chief Executive Officer of Investment Professionals Ltd. (investment management) since 2005 and a Director of Ipro Growth Fund Ltd since 2011. He is also a Director of several other funds registered in Mauritius.	1	Director of Ipro Growth Fund Ltd, Ipro Funds Ltd and Arisaig Partners (Mauritius) Ltd.

Leslie H. Gelb c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1937	Director, Audit Committee and Nominating Committee Member	Since 1994; Current term ends at the 2017 Annual Meeting	Mr. Gelb has been the President Emeritus of The Council on Foreign Relations since 2003. Previously, he was a Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, of The New York Times, as well as a senior official in the departments of State and Defense.	2	Director of 31 Registered Investment Companies advised by Legg Mason Partners Fund Advisor, LLC and its affiliates.

The India Fund, Inc.

Management of the Fund (unaudited) (continued)

Name, Address, and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director

Luis Rubio c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1955	Director, Audit Committee and Nominating Committee Member	Since 1999; Current term ends at the 2017 Annual Meeting	Mr. Rubio has been the Chairman of Centro de Investigacion para el Desarrollo, A.C. (Center of Research for Development) since 2000. He is also a frequent contributor of op-ed pieces to The Wall Street Journal.	2	Director of one registered investment company advised by Advantage Advisers L.L.C. or its affiliates.

Interested Directors

Martin J. Gilbert** Aberdeen Asset Management PLC 10 Queen’s Terrace Aberdeen, Scotland AB10 1YG Year of Birth: 1955	Director	Since 2012; Current term ends at the 2015 Annual Meeting	Mr. Gilbert is a founding director and shareholder, and Chief Executive of Aberdeen Asset Management PLC, the holding company of the fund management group that was established in 1983. Director (1991 –present), Aberdeen Asset Management Asia Limited; and Director (2000–present), Aberdeen Asset Management Limited. He has been a Director since 1995, and has been President since September 2006 of Aberdeen Asset Management Inc.	28	Member of Board of British Sky Broadcasting Group PLC

Hugh Young** c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1958	Director	Since 2012; Current term ends at the 2016 Annual Meeting	Mr. Young has been a member of the Executive Management Committee of Aberdeen Asset Management PLC since 1991. He has been Managing Director of Aberdeen Asset Management Asia Limited since 1991.	2	None

*	Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Singapore Fund, Inc., Aberdeen Japan Equity Fund, Inc., The Asia Tigers Fund, Inc., The India Fund, Inc., Aberdeen Greater China Fund, Inc., Aberdeen Funds, Aberdeen Investment Funds, and Aberdeen Global Select Opportunities Fund, Inc. have a common investment manager and/or investment adviser, or an investment adviser that is affiliated with the Investment Manager and Investment Adviser, and may thus be deemed to be part of the same “Fund Complex.”
**	Mr. Gilbert and Mr. Young are deemed to be interested persons because of their affiliation with the Fund’s Investment Manager.

The India Fund, Inc.

Management of the Fund (unaudited) (continued)

Information Regarding Officers who are not Directors

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Officers

Alan Goodson* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1974	President	Since 2011	Currently, Head of Product US, overseeing Product Management, Product Development, and Investor Services for Aberdeen’s registered and unregistered investment companies in the U.S. and Canada. Mr. Goodson is Vice President of Aberdeen Asset Management Inc. and joined Aberdeen in 2000.

Jeffrey Cotton* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1977	Chief Compliance Officer, Vice President – Compliance	Since 2011	Currently, Vice President and Head of Compliance—Americas for Aberdeen Asset Management Inc. Mr. Cotton joined Aberdeen in 2010. Prior to joining Aberdeen, Mr. Cotton was a Senior Compliance Officer at Old Mutual Asset Management (2009-2010) supporting its affiliated investment advisers and mutual fund platform. Mr. Cotton was also a VP, Senior Compliance Manager at Bank of America / Columbia Management (2006-2009).

Lucia Sitar* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1971	Chief Legal Officer, Vice President	Since 2012	Currently, Managing U.S. Counsel for AAMI. Ms. Sitar joined AAMI in July 2007. Prior to that, Ms. Sitar was an associate attorney in the Investment Management Group of Stradley Ronon Stevens & Young LLP (law firm) (2000-2007).

Andrea Melia* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1969	Treasurer	Since 2011	Currently, Vice President and Head of Fund Administration – U.S. for AAMI (since 2009). Prior to joining Aberdeen, Ms. Melia was Director of Fund Administration and accounting oversight for Princeton Administrators LLC, a division of BlackRock Inc. and had worked with Princeton Administrators since 1992.

Megan Kennedy* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1974	Secretary, Vice President	Since 2011	Currently, Head of Product Management for Aberdeen Asset Management Inc. Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005 as a Senior Fund Administrator. Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008.

Adrian Lim* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1971	Vice President	Since 2012	Currently, Senior Investment Manager on the Asian Equities Team. Adrian joined Aberdeen in 2000 as a manager in private equity on the acquisition of Murray Johnstone and transferred to his current position soon after.

The India Fund, Inc.

Management of the Fund (unaudited) (concluded)

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Bev Hendry* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1953	Vice President	Since 2014	Co-Head of Americas and Chief Financial Officer for Aberdeen Asset Management Inc. since July 2014. He first joined Aberdeen in 1987 and helped establish Aberdeen’s business in the Americas in Fort Lauderdale. Mr. Hendry left Aberdeen in 2008 when the company moved to consolidate its headquarters in Philadelphia. Mr. Hendry re-joined Aberdeen from Hansberger Global Investors in Fort Lauderdale, Florida, where he worked for six years as Chief Operating Officer.

Jennifer Nichols* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1978	Vice President	Since 2011	Currently, Global Head of Legal for Aberdeen. Director, Vice President for AAMI (since October 2006).

Christian Pittard* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1973	Vice President	Since 2011	Currently, Group Head of Product Development for Aberdeen Asset Management PLC and Director of Aberdeen Asset Managers Limited since 2010. Previously, Director and Vice President (2006-2008), Chief Executive Officer (from October 2005 to September 2006) of Aberdeen Asset Management Inc.

Kasey Deja* c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1979	Assistant Secretary	Since 2012	Currently, Senior Product Manager within Product Management for AAMI. Ms. Deja joined Aberdeen in 2005 as an Analyst in Investment Operations and transferred to the U.S. Transitions Team in 2007. In 2009, she became Manager of the U.S. Transitions Team and transferred to her current position in 2011.

Sharon Ferrari* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1977	Assistant Treasurer	Since 2013	Currently, Senior Fund Administration Manager for AAMI. Ms. Ferrari joined AAMI as a Senior Fund Administrator in 2008. Prior to joining AAMI, Ms. Ferrari was an Accounting Analyst at Delaware Investments.

Sofia Rosala* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1974	Vice President—Deputy Chief Compliance Officer	Since 2013	Currently U.S. Counsel / Deputy Fund CCO. She joined Aberdeen in 2012. Prior to joining Aberdeen, she worked as an Associate for Morgan, Lewis and Bockius and as Corporate Counsel and Vice President at SEI Investments Company.

*	As of December 2014, Messrs. Goodson, Cotton, Lim, Hendry, and Pittard and Mses. Sitar, Melia, Kennedy, Nichols, Deja, Ferrari, and Rosala hold officer position(s) in one or more of the following: Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Singapore Fund, Inc., Aberdeen Japan Equity Fund, Inc., The India Fund, Inc., The Asia Tigers Fund, Inc., Aberdeen Greater China Fund, Inc., the Aberdeen Funds, Aberdeen Investment Funds, and Aberdeen Global Select Opportunities Fund, Inc. each of which may also be deemed to be a part of the same “Fund Complex.”

The India Fund, Inc.

Corporate Information

Directors

Lawrence K. Becker

Leslie H. Gelb

Martin Gilbert

J. Marc Hardy

Stephane R. F. Henry

Luis F. Rubio

Jeswald W. Salacuse, Chairman

Hugh Young

Officers

Alan Goodson, President

Jeffrey Cotton, Vice President – Compliance and Chief Compliance Officer

Andrea Melia, Treasurer

Lucia Sitar, Vice President and Chief Legal Officer

Megan Kennedy, Vice President and Secretary

Sofia Rosala, Vice President and Deputy Chief Compliance Officer

Adrian Lim, Vice President

Bev Hendry, Vice President

Jennifer Nichols, Vice President

Christian Pittard, Vice President

Kasey Deja, Assistant Secretary

Sharon Ferrari, Assistant Treasurer

Investment Manager

Aberdeen Asset Management Asia Limited

21 Church Street

#01-01 Capital Square Two

Singapore 049480

Administrator

Aberdeen Asset Management, Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Mauritius Administrator

Cim Global Business Fund Services, Ltd.

33, Edith Cavell Street,

Port Louis, Mauritius

Custodians

State Street Bank and Trust Company

1 Iron Street, 5th Floor

Boston, MA 02110

Deutsche Bank (Mauritius) Limited

Fourth Floor

Barkly Wharf East

Le Caudan Waterfront

Port Louis, Mauritius

Transfer Agent

Computershare Trust Company, N.A.

P.O. Box 20170

College Station, TX

77842-3170

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

2001 Market Street

Philadelphia, PA 19103

Fund Legal Counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

Independent Director Legal Counsel

Stradley, Ronon, Stevens & Young LLP

2005 Market Street, 32nd Floor

Philadelphia, PA 19103

Investor Relations

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

1-866-839-5205

InvestorRelations@aberdeen-asset.com

Aberdeen Asset Management Asia Limited

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of The India Fund, Inc. are traded on the NYSE under the symbol “IFN”. Information about the Fund’s net asset value and market price is available at www.aberdeenifn.com.

This report, including the financial information herein, is transmitted to the shareholders of The India Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

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IFN-ANNUAL

Item 2 - Code of Ethics.

(a)	As of December 31, 2014, the Registrant had adopted a Code of Ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”). During the period covered by this report, there were no waivers to the provisions of the Code of Ethics. A copy of the Code of Ethics has been filed as an exhibit to this Form N-CSR.

(b)	Not Applicable.

(c)	During the period covered by this report, the Codes of Ethics was revised in order to amend the definition of “employee” to extend Sarbanes-Oxley whistleblower protection to employees of private contractors that provide service to the Fund in accordance with the Supreme Court decision in Lawson v. FMR LLC, 134 S. Ct. 1158 (2014).

Item 3 - Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that Lawrence K. Becker, a member of the Board of Directors’ Audit Committee, possesses the attributes, and has acquired such attributes through means, identified in instruction 2 of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Becker as the Audit Committee’s financial expert. Mr. Becker is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4 - Principal Accountant Fees and Services.

(a) – (d) Below is a table reflecting the fee information requested in Items 4(a) through (d):

Fiscal Year Ended	(a) Audit Fees	(b) Audit-Related Fees(1)	(c) Tax Fees(2)	(d) All Other Fees
December 31, 2014	$102,500	$0	$57,065	$0
December 31, 2013	$99,466	5,000	55,695	$0

(1)	Services include procedures over the conversion of fund accounting books/records and semi-annual review procedures in connection with the Registrant’s semi-annual financial statements.

(2)	Services include tax services in connection with the Registrant’s excise tax calculations and review of the registrant’s applicable tax returns.

(e)(1)

The Registrant’s Audit Committee (the “Committee”) has adopted a charter that provides that the Committee shall annually select, retain or terminate the Fund’s independent auditor and, in connection therewith, to evaluate the terms of the engagement (including compensation of the independent auditor) and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the Registrant’s Investment Manager or any sub-adviser, and to receive the independent auditor’s specific representations as to their independence, delineating all relationships between the independent auditor and the Registrant, consistent with the PCAOB Rule 3526 or any other applicable auditing standard. The Committee Charter also provides that the Committee shall review in advance, and consider approval of, any and all proposals by Management or the Registrant’s Investment Manager that the Registrant, the investment adviser or their affiliated persons, employ the independent auditor to render “permissible non-audit services” to the Registrant and to consider whether such services are consistent with the independent auditor’s independence.

(e)(2)	None of the services described in each of paragraphs (b) through (d) of this Item involved a waiver of the pre-approval requirement by the Audit Committee pursuant to Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f)	Not Applicable.

(g)	The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s Investment Manager (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant was $2,357,649 for 2014 and $900,985 for 2013.

(h)	The Registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the Registrant’s Investment Manager (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence and has concluded that it is.

Item 5 - Audit Committee of Listed Registrants.

(a)	The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)).

For the fiscal year ended December 31, 2014, the Audit Committee members were:

Lawrence K. Becker

Leslie H. Gelb

J. Marc Hardy

Stephane R.F. Henry

Luis F. Rubio

Jeswald W. Salacuse

(b)	Not applicable

Item 6 - Investments.

(a)	Included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pursuant to the Registrant’s Proxy Voting Policy and Procedures, the Registrant has delegated responsibility for its proxy voting to its Investment Manager, provided that the Registrant’s Board of Directors has the opportunity to periodically review the Investment Manager’s proxy voting policies and material amendments thereto.

The proxy voting policies at the time of this filing of the Registrant are included herewith as Exhibit (c) and policies of the Investment Manager are included as Exhibit (d).

Item 8 - Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The information in the table below is as of March 5, 2015.

Individual & Position	Services Rendered	Past Business Experience
Hugh Young Managing Director	Responsible for equities globally from the Singapore office.	Mr. Young has been a member of the Executive Management Committee of Aberdeen Asset Management PLC since 1991. He has been Managing Director of Aberdeen Asset Management Asia Limited since 1991.

Adrian Lim Senior Investment Manager Equities - Asia	Responsible for Asian equities portfolio management.	Joined Aberdeen from Murray Johnstone in December 2000. He was previously an associate director at Arthur Andersen advising clients on mergers & acquisitions in South East Asia. He moved from private equity to the Asian Equities team in July 2003.

Kristy Fong Investment Manager Asia Equities	Responsible for Asian equities portfolio management.	Joined Aberdeen in 2004 and is currently an investment manager on the Asian Equities Team in Singapore. Before joining Aberdeen, Kristy worked as an Analyst at UOB KayHian Pte Ltd.

Chou Chong Investment Director Equities - Asia	Responsible for company research and oversight of portfolio construction.	Joined Aberdeen in 1994 as a graduate trainee. After becoming a director, from 2001, he spent time in Sydney, Australia restructuring portfolios and turning around performance. In 2003, he transferred to London to lead the Pan-European equity desk and in June 2008 returned to Singapore and joined the Asian Equities Team.

Flavia Cheong Investment Director Equities - Asia	Responsible for company research and oversight of portfolio construction.	Joined Aberdeen in 1996. Before joining Aberdeen, she was an economist with the Investment Company of the People’s Republic of China, and earlier with the Development Bank of Singapore.

(a)(2) The information in the table below is as of December 31, 2014.

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets ($M)	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance ($M)
Hugh Young	Registered Investment Companies	21	$12,198.26	0	$0

	Pooled Investment Vehicles	81	$55,035.58	2	$399.59

	Other Accounts	131	$45,229.39	16	$5,068.95

Adrian Lim	Registered Investment Companies	21	$12,198.26	0	$0

	Pooled Investment Vehicles	81	$55,035.58	2	$399.59

	Other Accounts	131	$45,229.39	16	$5,068.95

Kristy Fong	Registered Investment Companies	21	$12,198.26	0	$0

	Pooled Investment Vehicles	81	$55,035.58	2	$399.59

	Other Accounts	131	$45,229.39	16	$5,068.95

Chou Chong	Registered Investment Companies	21	$12,198.26	0	$0

	Pooled Investment Vehicles	81	$55,035.58	2	$399.59

	Other Accounts	131	$45,229.39	16	$5,068.95

Flavia Cheong	Registered Investment Companies	21	$12,198.26	0	$0

	Pooled Investment Vehicles	81	$55,035.58	2	$399.59

	Other Accounts	131	$45,229.39	16	$5,068.95

Total Assets are as of December 31, 2014 and have been translated into U.S. Dollars at a rate of £1.00 = 1.56.

In accordance with legal requirements in the various jurisdictions in which they operate, and their own Conflicts of Interest policies, all subsidiaries of Aberdeen Asset Management PLC, (together Aberdeen), have in place arrangements to identify and manage Conflicts of Interest that may arise between them and their clients or between their different clients. Where Aberdeen does not consider that these arrangements are sufficient to manage a particular conflict, it will inform the relevant client(s) of the nature of the conflict so that the client(s) may decide how to proceed.

The portfolio managers’ management of “other accounts”, including (1) mutual funds; (2) other pooled investment vehicles; and (3) other accounts that may pay advisory fees that are based on account performance (“performance-based fees”), may give rise to potential conflicts of interest in connection with their management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, Aberdeen believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, Aberdeen has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account. The existence of such performance-based fees may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for a Fund also may be appropriate for other investment accounts managed by Aberdeen or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, Aberdeen may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to a Fund from time to time, it is the opinion of Aberdeen that the benefits from the Aberdeen organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. Aberdeen has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

(a)(3)

Aberdeen Asset Management PLC’s remuneration policies are designed to support its business strategy as a leading international asset manager. The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for Aberdeen’s clients and shareholders. Aberdeen operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The aggregate value of awards in any year is dependent on the group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards, which are payable to all members of staff are determined by a rigorous assessment of achievement against defined objectives.

A long-term incentive plan for key staff and senior employees comprises of a mixture of cash and deferred shares in Aberdeen PLC or select Aberdeen funds (where applicable). Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

Aberdeen’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other Aberdeen employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The Remuneration Committee of Aberdeen determines the key performance indicators that will be applied in considering the overall size of the bonus pool. In line with practice amongst other asset management companies, individual bonuses are not subject to an absolute cap. However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

Aberdeen has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with Aberdeen’s sustained performance and, in respect of the deferral into funds, managed by Aberdeen, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to Aberdeen, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, Aberdeen takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations. To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process. A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, Aberdeen also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes. Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen environment. Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

(a)(4)

Individual	Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of December 31, 2014

Hugh Young	$10,001-$50,000
Adrian Lim	None
Kristy Fong	None
Chou Chong	None
Flavia Cheong	None

(b)	Not applicable.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs

January 1, 2014 through January 31, 2014	None	None	None	2,574,487(1)

February 1, 2014 through February 28, 2014	None	None	None	2,574,487(1)

March 1, 2014 through March 31, 2014	None	None	None	2,574,487(1)

April 1, 2014 through April 30, 2014	5,240,267(2)	$24.4314(2)	5,240,267(2)	2,574,487(1)

May 1, 2014 through May 31, 2014	None	None	None	2,574,487(1)

June 1, 2014 through June 30, 2014	None	None	None	2,574,487(1)

July 1, 2014 through July 31, 2014	None	None	None	2,574,487(1)

August 1, 2014 through August 31, 2014	None	None	None	2,574,487(1)

September 1, 2014 through September 30, 2014	25,883(1)	$26.67(1)	25,883(1)	2,548,604(1)

October 1, 2014 through October 31, 2014	61,684(1)	$26.33(1)	61,684(1)	2,486,920(1)

November 1, 2014 through November 30, 2014	None	None	None	2,486,920(1)

December 1, 2014 through December 31, 2014	None	None	None	2,486,920(1)

Total	5,327,834	$24.46	5,327,834	—

(1)	The open market repurchase policy was authorized on October 30, 2012. The program authorizes management to make open market purchases from time to time in an aggregate amount up to 10% of the Fund’s outstanding shares, as of a date determined by the Board. Such purchases may be made when the Fund’s shares are trading at certain discounts to net asset value.

(2)	On March 7, 2014, the Fund commenced a cash tender offer for up to 15% of the Fund’s outstanding shares, representing approximately 5,240,267 shares at a price equal to 98% of the Fund’s NAV per share determined on the business day immediately following the day the tender offer expired. The cash tender offer expired at 11:59 p.m. New York City time on April 3, 2014.

Item 10 - Submission of Matters to a Vote of Security Holders.

During the period ended December 31, 2014, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2(f) is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)	Registrant’s Proxy Voting Policies

(d)	Investment Manager’s Proxy Voting Policies

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The India Fund, Inc.

By (Signature and Title):	/s/ Alan Goodson
Alan Goodson, Principal Executive Officer

Date: March 5, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ Alan Goodson
Alan Goodson, Principal Executive Officer

Date: March 5, 2015

By (Signature and Title):	/s/ Andrea Melia
Andrea Melia, Principal Financial Officer

Date: March 5, 2015